Bank of America Merrill Lynch Global Real Estate Conference

September 13, 2017


1610
33 Logistics Park (Amazon), Lehigh Valley, PA

Duke REALTY

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

Contents



Who We Are

Largest pure play domestic-only industrial REIT

Founded 1972, IPO 1993; enterprise value ~$12 billion

475 modern facilities; 138 million Sq Ft



Duke
REALTY

Camp Creek, Atlanta, GA
(Dick's Sporting Goods)

Member of S&P 500 Index

Baa1/BBB+ credit ratings; very strong corporate governance

21 major U.S. logistics markets; 970 Tenants

Why Duke Realty?

- ✓ Superior Asset Quality
- ✓ Deep and Experienced Management Team; Vertically Integrated
- ✓ 45 Year Development Track Record; Significant Value Creation
- ✓ Core Portfolio supports Low Volatility, Property NOI Growth
- ✓ Best in Class Balance Sheet; Consistent AFFO Growth
- ✓ Conservative Dividend Payout Ratio with Dividend Upside


5501

Chesapeake Commerce 5501 (Amazon), Baltimore, MD

Industrial Advantage

45 YEARS	of industrial operating and development experience as primary driver of company growth
MODERN, BULK DISTRIBUTION	big-box focus resulting in higher credit quality tenants with fewer overall tenants to manage
"TIER 1" MARKETS	focus in key trucking, rail, air cargo and shipping corridors
GROWING NOI STREAM	with contractual rent escalations and increasing rental rates on rollover; capture strong market rent growth; low capex and highly occupied development project deliveries
E-COMMERCE & SUPPLY CHAIN RECONFIGURATION	secular trends driving an extended cycle of incremental demand for modern industrial product


Con-way


amazon
fulfillment





KEY INDUSTRIAL BUSINESS DRIVERS & STATE OF THE MARKET

Demand: Macroeconomic Indicators / Drivers

	Correlation[1]	Growth Forecast	Trend
E-Commerce	70-80% correlated to modern, larger box[2] absorption	13-15%[3]	↑
Retail Sales[4]	50-70%	3.5-4.5%[4]	↗
GDP	50-70%	2.1-2.2%[5]	↗
Inbound Port Traffic, Intermodal Rail, Retail Inventories, Industrial Production	50-60%	2.0-3.0%[6]	↗

(1) Per CoStar Portfolio Strategy "Leading Economic Indicators" for logistics ; (2) Modern, larger box defined as >1995 age and 250K+ SF size, correlation assumes 1-4 quarter lead; (3) Forecasts per CoStar; (4) Retail Sales represents "Retail Sales & Food services, ex Auto & Gas", per Census Bureau and CoStar; (5) Per 6/15/17 FOMC projections; (6) Represents 2017 forecast for industrial production; per Moody's Analytics.

E-Commerce penetration and growth rate signal continued outsized growth

E-comm sales capturing greater proportion of overall retail sales – projections are a rise to 15-20% by 2020

E-comm sales growing approximately 15% annually ~ 3x to 4x rate of bricks and mortar



E-commerce as a % of Total Retail Sales
2.5%
2.9%
3.4%
3.6%
4.0%
4.4%
4.8%
5.3%
5.8%
6.4%
7.2%
8.0%
8.7%
2005
2007
2009
2011
2013
2015
2017



Growth Rate: E-commerce vs. in-store sales
YOY %
35%
25%
15%
5%
-5%
-15%
2006
2008
2010
2012
2014
2016
E-COMMERCE
16%
3%
IN-STORE

Source: CBRE and Duke Realty as of Q2 2017, % sales growth rates quarterly. E-comm sales capture in 2020 per eMarketer

Demand: New industrial square footage needed to keep up with growth in e-commerce sales

$1 billion of E-commerce sales requires approximately **1 million SF of fulfillment space**[1]

Projected E-comm sales[2] from 2017 through 2020 could drive approximately **292 million SF of incremental demand**

Incremental SF estimated from E-Comm per year
(square feet millions)



24
29
31
30
38
42
51
58
67
77
89
Projected cumulative 292 million square feet through 2020
2010
2012
2014
2016
2018
2020

(1) Metric per CBRE, Cushman & Wakefield, NAIOP. (2) Assumes continued E-comm sales growth from 2015-2016 run rate of 15%

Demand: E-Commerce warehousing different from traditional distribution – requires more square footage

E-commerce sales requires approximately 3x the square footage[1] in a modern fulfillment center compared to traditional warehouse space that support bricks and mortar stores

Traditional Warehousing Inventory
(stacking, pallets)



E-Commerce Inventory
(aisles, bins, SKU's, returns)



(1) Per CBRE, a "3:1" ratio is an approximation of needed space comparing the two distribution models.

Supply: Supply in better shape than last cycle, supported by stronger occupancy and rent growth backdrop



Under Construction (MSF)*
200
160
120
80
40
0
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
UC % of Stock
Under Construction as % of Stock
4%
3%
2%
1%
0%



Market Rent Growth (Y/Y)*
2.8%
1.9%
-0.9%
-4.4%
-2.9%
-0.2%
1.8%
3.6%
5.0%
6.2%
6.5%
5.1%
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Total Under Construction as % of Stock at 1.5% compared to nearly 2% at the last peak

+

Vacancy Rates today at ~4.5% are 350 basis points lower than last peak

=

Stronger Rent Growth this cycle

*Source: CoStar's all industrial *National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by U.S.OMB. As of 8/17/2017*


1009
Park 840 (Starbucks), Nashville, TN

ASSET STRATEGY | OPERATING PORTFOLIO

Portfolio Geography

Diversified in 21 major industrial logistics markets

Growth focus in Tier 1 markets

52% Tier 1 market exposure



Seattle
Minneapolis-St. Paul
Eastern/Central Pennsylvania
New Jersey
Chicago
Northern California
Indianapolis
Columbus
Baltimore
Washington DC
Cincinnati
St. Louis
Raleigh
Nashville
Southern California
Atlanta
Savannah
Dallas
Houston
Central Florida
South Florida
Concentration by NAV
$100MM – $300MM
$300MM – $500MM
$500MM – $750MM
> $750M

Note: Cap rate estimates for NAV per CBRE semi-annual cap rate survey plus an adjustment factor per DRE relative portfolio quality by market.

In-Service Industrial Portfolio – Peer Comparison

U.S. Industrial Size Exposure

(in millions of square feet, at pro rata ownership)



< 100K SF
100K-500K SF
> 500K SF
283
40
165
78
PLD
122
6
65
51
DRE
83
12
44
27
LPT
66
4
52
11
STAG
66
10
41
15
DCT
62
16
31
15
FR
37
20
16
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q2 supplemental reports. Square feet by size allocations per CoStar database.

Average Building Size

(000's square feet)



82
120
171
175
175
203
283
EGP
FR
DCT
PLD
LPT
STAG
DRE

Source: Estimates based on domestic, industrial-only facilities per Q2 2017 company supplementals (LPT and EGP per CoStar August, 2017). No adjustment for partial property ownership interests.

Average Building Age

(in years)



DRE 11
LPT 16
DCT 19
EGP 20
PLD 22
FR 24
STAG 28

Source: Per CoStar database based on wtd avg RBA basis, flex & industrial, in-service, only; August 2017. DRE per internal records. No adjustment for partial property ownership interests.

Modern Portfolio Advantage | 32'+ Clear Height Capturing Outsized Demand

Portfolio Average Clear Height

(in feet)



Peers
27
DRE
31



32'+ Clear Height driving majority of absorption growth, contributing to strong second generation leasing and development opportunities.
DUKE REALTY PORTFOLIO BEST POSITIONED

Ceiling Clear Height Stratification



Duke Realty
Duke Peers
U.S. 54 Major Metros
2%
19%
31%
12%
25%
24%
27%
28%
23%
42%
20%
16%
17%
8%
6%
0-23 feet
24-27 feet
28-31 feet
32-35 feet
>35 feet

32'+ Clear Height Ranking

(as % of each data set total portfolio)



59%
28%
22%
DRE
Peers
CoStar54

% of Total Absorption Represented By 32'+ Clear Height

(as % of CoStar54 total inventory)



68%
56%
70%
50%
30%
10%
% Since 2016
% Since 2014

Peers include DCT, EGP, FR, LPT, PLD, and STAG. Per CoStar as of May 2017; DRE Q1 2017 actual.

Modern, Big Box Facilities Producing Strong Rent Growth and Low Capex . . . Drives AFFO Growth

Duke Realty Renewal Rent Growth by Building Size

(2012 - 2016)



5%
8%
11%
9%
<100K SF
100K-500K SF
>500K SF
Total

National Average Rent By Age*



Older than 2005
$5.64
2005 or Newer
$6.06
7.5% higher rents

*Asking rents for logistics facilities only per CoStar. Comprises 38 Core Based Statistical Areas (CBSAs) as defined by the U.S. Office of Mgt & Budget where Duke owns logistics properties. Rent observations are equal-weighted at the building level, not weighted by market size.

Duke Realty Average TIs/LCs

(as % of Net Effective Rent)*



15%
13%
11%
13%
<100K SF
100K-500K SF
>500K SF
Total

*Net Effective Rent ("NER") is the total rent excluding expense reimbursements collected over the life of a lease. Capex comprises second generation TI's and LC's. (2007 - 2016)

Duke Realty Average Building Improvements**

(per square foot)

-- Size Stratification --



$0.15
$0.06
$0.02
$0.06
<100K SF
100K-500K SF
>500K SF
Total

-- Age Stratification --



$0.02
$0.08
$0.13
$0.06
0-10
10-20
20+
Total

** Capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, parking and truck court replacements. (2007 - 2016)

Exceptional Leasing Performance | Record Occupancy and Balanced Supply-Demand Continues to Support Rent Growth

Stabilized Portfolio Occupancy

(stabilized in-service assets)


95.8%
97.1%
97.8%
98.1%
97.7%
2013
2014
2015
2016
Q2 2017

Key Metrics Driving Performance[1]

97.9% average occupancy

18% average rent growth

78% average lease renewal rate

7.5 years average lease term at signing

(1) Statistics above since 1/1/2016; Rent growth and renewal metrics based on second generation leasing only. Average lease term includes first generation leases, typically new development starts.

5.4 years average lease term remaining *(representative of all leases in-place at 6/30/2017)*

Tenant Profile and Risk Management

Rank	Tenant	Industrial AGLV	% of Total Industrial AGLV
1	Amazon.com	$ 28.9	5.7%
2	Wayfair Inc.	11.8	2.4%
3	Home Depot	8.7	1.7%
4	NFI Industries	8.5	1.7%
5	Crate and Barrel	8.2	1.6%
6	HD Supply Inc.	6.1	1.2%
7	Lagardere Group	5.6	1.1%
8	Wal Mart	5.5	1.1%
9	Mars, Incorporated	5.3	1.1%
10	Restoration Hardware	5.1	1.0%
	Total	**$ 93.8**	**18.7%**



Chemical Products 2%
Health Services 2%
Other(1) 4%
Publishing 3%
Textiles 3%
Technology 4%
Food products 6%
Consumer Services 7%
Transportation 18%
Manufactured Products 16%
E-commerce 16%
Retail 10%
Wholesale Goods 9%

(1) Other includes government agencies, construction, financial services, utilities, and agriculture

Strong Financial Review Protocols

- Due Diligence on prospective tenants
- Credit analysis reviews
- Rent reserve protocols
  - ***Bad debt expense since 2007 has averaged only 0.20%***
- Watch-lists
- Biannual business unit review meetings

Proactive Asset Management

- Strong tenant relationships
- Regular physical inspections
- Aggressive accounts receivable control
- Operating expense & capital expenditure control
- Location strategy, standard facility build-outs and strong regional operations teams contribute to reduced risk on re-leasing space and maintaining long term functionality

Operating Platform Aligned with E-commerce Growth

15% of tenant base
e-commerce oriented… and growing

43% of development starts
since 2013 e-commerce related

506,000 square feet
average e-commerce lease size since 2013

amazon
Walmart Save money. Live better.
BEST BUY
DICK'S SPORTING GOODS
wayfair
TARGET
KOHL'S
carter's
STAPLES
The Container Store
weber
RH RESTORATION HARDWARE
Crate&Barrel
McKESSON
THE HOME DEPOT
FLOOR & DECOR
SAMSUNG
hp
ups
GRAINGER FOR THE ONES WHO GET IT DONE
HD SUPPLY
FedEx

Fulfillment Center Re-Use – Conversion to Traditional Distribution



1,429 CAR PARKING
32 MOTORCYCLE PARKING
442 CAR PARKING
BULK DISTRIBUTION
1,016,000 SF
58 DOCK DOORS / 2 DRIVE-IN DOORS
141 TRAILER PARKING
122 TRAILER PARKING
44 CAR PARKING
22 CAR PARKING
114 DOCK DOORS / 2 DRIVE-IN DOORS
29 DOCK DOORS
1 DRIVE-IN DOOR
149 CAR PARKING
129 CAR PARKING
BULK DISTRIBUTION CENTER
1,016,000 SF
EXPANSION
250,000 SF
124 CAR PARKING
120 DOCK DOORS / 2 DRIVE-IN DOORS
23 DOCK DOORS
1 DRIVE-IN DOOR
24 CAR PARKING
36 CAR PARKING
150 TRAILER PARKING

- 1,016,000 SF bulk industrial facility
- 58 dock doors, 2 drive-in doors
- 141 trailer spaces
- 1,871 car spaces
- Single tenant user

- 1,266,000 SF with expansion, 25% more coverage
- 286 dock doors, 6 drive-in doors
- 272 trailer spaces
- 528 car spaces
- 1 – 4 tenants

Fulfillment Center and Adaptive Re-Use



E-Commerce Fulfillment Center:

- 40’ clear height
- 3 levels with mezzanine
- 8” non-reinforced concrete slab



Traditional Distribution Space:

- 50’ x 54’ typical bays
- Traditional racking
- Flexibility in pallet rack configurations




Legacy Commerce Center (Brownfield development), Linden, NJ

ASSET STRATEGY | DEVELOPMENT CAPABILITIES

Development Strategic Advantages

45 YEARS	of development experience
STRATEGIC LAND	locations that can support approximately 34 million square feet of industrial development (including land options)
70% REPEAT BUSINESS	since 2010 with national customers; growing track record in executing e-commerce facilities . . 30% of current pipeline e-commerce related
INTERNAL TEAM	provides competitive advantage in all aspects of development, including preconstruction and construction, to deliver lowest cost projects on schedule
STRONG RISK MANAGEMENT	policies in place to govern speculative exposure and development pipeline size

Development Strategic Advantages

$2.4B investment and 101 development projects since 2010

57% of projects build-to-suit; 62% of projects > 50% pre-leased

$533 million estimated value creation(2)

Yields and profit margins of 6.7% and 22%, respectively(1)



(1) Based on stabilized cash yield; (2) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records

2017 Development Starts

2017 YTD Starts in Aggregate
- **$431 million** projected costs
- **5.8 million** square feet
- **60%** pre-leased
- **6.6%** initial yield, **mid 20's% range** estimated margin



Minneapolis
- One spec development
- 375,000 SF
- 46% pre-leased



Columbus
- 2 spec developments
- 424,000 SF
- 36% pre-leased; currently 69% leased



Pennsylvania
- One spec development
- 1.0 million SF, 0% pre-leased



Indianapolis
- 651,000 SF in two build-to-suits



Southern California
- 477,000 SF build-to-suit



Dallas
- 746,000 SF in two projects
- One build-to-suit
- One spec development; 0% pre-leased



Atlanta
- One spec development
- 337,000 SF
- 0% pre-leased



Houston
- 1.0 million SF build-to-suit



South Florida
- One spec development
- 166,000 SF
- 0% pre-leased; currently 8% leased



Central Florida
- 170,000 SF build-to-suit

Speculative Development: Proven execution

33 speculative projects since 2010

Successful lease-up …average stabilization 8 months after in-service

13% average pre-leased at start; 84% leased at 6/30/2017

$674 million investment; 24% margins


Duke
REALTY

In-Fill Redevelopment: Core Expertise

- 27 industrial projects
- 7.4 million square feet
- $600 million investment
- 30% profit margins

Example In-fill Redevelopment Process – Port of Baltimore

(1)



(2)



(3)



(4)


Chesapeake Commerce 2010 (Amazon.com) 1,017,550 SF
Chesapeake Commerce 5003 344,470 SF
Chesapeake Commerce 5501 (Amazon.com) 346,408 SF
Chesapeake Commerce 5901 117,601 SF
Holabird Avenue
95
Chesapeake Commerce 5900 169,000 SF
Chesapeake Commerce 1500 253,500 SF
Broening Highway

Strong Relative Development Pipeline



Total U.S. Pipeline Size
(in $ millions)
$995
$774
$513
$269
$108
$87
PLD
DRE
LPT
DCT
EGP
FR



Pipeline Pre-leasing Track Record
3 Yr Avg Pre-lease
Current Pre-lease
80%
60%
40%
20%
0%
3 Yr Avg
61%
39%
peer
3 yr avg
PLD
DRE
LPT
DCT
EGP
FR

Note: Pipeline size and pre-lease % only include domestic, industrial projects under development and exclude pre-stabilized in-service developments. Source: Q2 2017 and historical company supplementals


BRIDGE
PREMIER
Miami Logistics Industrial Center, Miami, FL

ASSET STRATEGY | ACQUISITIONS

Acquisition Strategy

MARKETS	focused on growth in Tier 1, primarily high barrier markets, such as Southern California, Northern New Jersey and South Florida
PRODUCT	Modern, Class A distribution product and older product in strategic infill locations with potential for redevelopment
INVESTMENT PROFILE	Core, value add, or opportunistic
PLATFORM	Use acquisitions to build economies of scale and leverage regional operations and development platform in targeted markets
RELATIONSHIPS	Leverage relationships with brokers, principals and tenants to focus on both marketed and off-market transactions
EFFICIENCY	Internal due diligence teams and excellent access to capital allow for a highly efficient due diligence and funding process

Southern California Acquisitions

- **MID COUNTIES** submarket
- 219,000 SF; 100% leased
- Class B re-positioning opportunity with rents 20% below market and early renewal negotiations in place

- **IE WEST & SAN GABRIEL VALLEY** submarkets
- Newly constructed, 75% leased, four-buildings totaling 752,000 SF
  - Lease signed for remaining 25% immediately after closing

- **IE EAST** submarket
- 795,000 SF building 100% leased through 2028
- Acquired adjacent land and executed an expansion lease for 736,000 SF; 100% pre-leased



South Bay
Mid-Counties
Orange County
Inland Empire West
Inland Empire East
San Gabriel Valley
Rancho Cucamonga
Fontana
Ontario International Airport
San Bernardino
San Bernardino International Airport
Redlands
Moreno Valley
Riverside
Perris
Corona
La Mirada
Buena Park
Anaheim
ARTESIA BOULEVARD

South Florida Acquisition

- Three vacant projects totaling 677,000 square feet; construction completed in March; acquired in April
- In-fill distribution submarket with direct access to both Florida's Turnpike and I-75
- Significant lease-up and rent escalations potential as submarket vacancy is 3%




MIAMI LOGISTICS INDUSTRIAL CENTER


Miramar
BROWARD CO.
DADE CO.
Hallandale
North Miami Beach
North Miami
Hialeah
Miami Beach
Miami
MIAMI LOGISTICS INDUSTRIAL CENTER



2017 Capital Redeployment Summary


$2.995 Billion Portfolio Sale

1) Debt Paydowns
2) Expected Return of Capital 4Q17
3) New Developments & Acquisitions





$2.95 billion monetization of MOB portfolio at a **4.6% cap rate**, generating capital for accretive re-deployment opportunities

Selective redeployment into **Tier 1 market acquisitions with value-add leasing** component at cap rates approximating or in excess of MOB cap rate. **Fund development pipeline** at yields significantly in excess of MOB cap rate.

Sale generated an approximate **5% increase to street NAV** estimates

Return of capital to shareholders and **better positioned balance sheet and asset profile** for long term growth

2017 Capital Redeployment Breakdown/Timeline

Acquisition re-deployment stabilized yields close to MOB disposition yield (cost of capital) with better long-term growth prospects, slight dilution projected until assets stabilize mid-2018. Development yields in the mid 6% range highly accretive.

	Projected 2017 Total	Actual 1 H 2017	Projected 2 H 2017
ACQUISITIONS			
Volume	Guidance $700M to $1.1B	$240M	$650M spread over late Q3 + Q4
Occupancy	60% to 70%	73.5%	60-70% range at closing
Markets	SoCal, SoFlorida, NJ	SoFlorida	SoFlorida, SoCal, NJ, Chicago
In-Place Yields	2% to 3%	2.0%	1% to 3% range
Stabilized Yields	Mid to high 4%	4.9%	mid 4%
DEVELOPMENT			
Volume	Guidance $700-900M	$431M	$270M to $470M
Occupancy & Stabilized Yields	>50% pre-leased, Mid to high 6%	65% pre-leased, 6.6%	>50% pre-leased, mid to high 6%


AllPoints Midwest Building 3 (Walmart.com), Airport Submarket, Indianapolis, IN

OPERATING STRATEGY

Strong NOI Performance and Outlook - Driving NAV Growth

Steady Same Property NOI Growth



3.3%
4.3%
4.3%
6.7%
4.6%
2013
2014
2015
2016
YTD 2017

Continued Strong Rent Growth

(Represents growth in annual net effective rent on new and renewal leases)



4.3%
9.7%
10.1%
16.7%
20.5%
2013(1)
2014(1)
2015
2016
YTD 2017

(1) Based on renewal leases only.

NOI Upside in Current Portfolio



17% to 24% Potential NOI Growth
$444
$475-$485
7 to 9% growth
$530-$550
10 to 15% growth
2016
2017
Future

Operating Assumptions

- Annual rent escalations 2.0 – 2.5%
- Second generation leasing rent growth

Investment Assumptions

- Stabilization of recent developments and acquisitions placed in-service as of 6/30
- Stabilization of 6/30/17 development pipeline
  - $774M; 65% leased; $324M cost to complete

Note: No future development starts or acquisitions included

Consistent Cash Flow Growth | Dividends Integral to Investment Returns

AFFO	~6% CAGR[1] 2012-2016 with major asset repositioning and de-leveraging. Normalized AFFO growth rate expected to return for 2018-2019.
Regular Dividends	Regular common dividend rate raised 5.9% and 5.6% in Q4 2015 and Q4 2016, respectively.
Special Dividends	Significant dispositions in 2015 contributed to $70 million. 2017 special dividend from MOB sale estimated between $250-$410 million.



($ in millions)
$185
$228
$223
$296
$231
$330
+$70
$241
$355
$258
$378
+$410
+$250
$275
$394(2)
Special Dividend Range
2012
2013
2014
2015
2016
2017 Guidance mid-point

	2012	2013	2014	2015	2016	2017 Guidance mid-point
AFFO Payout	83%	76%	71%	68%	69%	70%
Wtd Avg Shares	276.0	329.7	343.5	352.2	357.1	362.1

(1) Represents compounded annual growth rate of AFFO on a shared-adjusted basis. (2) 2017 AFFO approximates 2017 Range of Estimates "Growth in AFFO" mid-point of 2.8%.


Yusen Logistics, O'Hare submarket, Chicago, IL

CAPITAL STRATEGY

Strong Credit Ratings

Moody's
Baa1
(stable outlook)

S&P
BBB+
(stable outlook)

Proforma[1] Capitalization

(in $ millions at 6/30/17, excludes unconsolidated JV debt)



Unsecured Debt
$1,833
Secured debt
$339
15%
3%
82%
Common Equity
at market value
(6/30/17)
$10,034

(1) Proforma adjustment for effect of $129M of 6.75% bonds due in 2020 that were repaid in July 2017.

6/30 PROFORMA[1] DEBT MATURITIES



$ in millions
Only 16% of debt matures through 2020
$28
$41
$279
$15
$264
$1,630
2017
2018
2019
2020
2021
Thereafter
Weighted Avg Interest Rate
5.81%
3.27%
7.57%
5.85%
3.99%
3.97%
JV Debt
Secured Debt
Unsecured Debt

Note: 2019 maturities include $227 million of secured notes that contain an early payoff at par (no premium) in 2018. We intend to repay these loans in 2018.

Conservative Capital Structure with Refinancing Upside

Fixed Charge Coverage Ratio(1),(2)


Average: 4.2x
4.2x
4.6x
4.7x
4.4x
3.7x
3.9x
4.1x
DRE
DRE Forecast
PLD
EGP
DCT
FR
LPT

Net Debt / EBITDA(1),(2)


Average: 5.8x
4.0x
4.9x
6.3x
6.0x
5.4x
5.2x
6.0x
DRE
DRE Forecast
PLD
EGP
DCT
FR
LPT

Debt Profile(3)

	Fixed / Variable%	Unsecured / Secured %	Wtd Avg Rate %
DRE	**100 / 0**	**85 / 15**	**4.6**
PLD	83 / 17	79 / 21	3.0
EGP	92 / 8	77 / 23	3.6
DCT	84 / 16	90 / 10	4.5
LPT	94 / 6	90 / 10	3.9
FR	91 / 9	66 / 34	4.5

Refinancing upside to current rates

AFFO Payout Ratio(4)


Average: 75%
70%
76%
82%
67%
68%
82%
DRE
PLD
EGP
DCT
FR
LPT

(1) Peers are 6/30/17 current quarter annualized per Wells Fargo Credit research.
(2) Source: DRE 6/30/17 Actual – Fixed Charge Coverage (FCC) and Net Debt/EBITDA current quarter annualized, DRE Forecast TTM Proforma.
(3) Source: 6/30/17 Company Supplementals. Figures in %'s.
(4) Source: Average of Factset and SNL as of 9/5/17. Based on consensus dividend and consensus median AFFO estimates. DRE based on current dividend rate and mid-point of AFFO growth (share-adjusted) expectations.


Duke
REALTY
Freeport IX , DFW submarket, Dallas, TX

WHY DUKE REALTY?

Why Duke Realty?

✓ Superior Asset Quality

- Youngest portfolio in industry and 283,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

✓ Industry leading Management Team | 45 Year Development Track Record of Creating Value

- Highly renowned executive team with proven success; vertically integrated platform with deep customer relationships
- Industrial development starts have averaged $445 million since 2012 and averaged 65% pre-leased. Estimated margins historically near 20% generating significant value creation. Strategic land bank and land acquisitions fuels long term NAV growth potential

✓ Best in Class Balance Sheet

- Lowest Debt/EBITDA ratio in sector
- Excellent access to capital; emphasis on self-funding
- Positioned for offense as opportunities arise

✓ Consistent Cash Flow Growth

- 6.2% CAGR in AFFO for last 5 years with strong portfolio dynamics to drive continued growth

✓ Low Dividend Payout Ratio with Dividend Increases

- Dividend increases last two years (5.9% and 5.6%, respectively) and positioned for future increases

✓ Investors have endorsed the strategy and execution

- Total return outperformance over 3 and 5 year periods

Sustainability at Duke Realty

Environmental

57 LEED CERTIFICATIONS
PROJECTS DELIVERED SINCE 2008

18 LEED ACCREDITED
PROFESSIONALS IN-HOUSE

Social

$198M 2016 VENDOR SPEND WITH SMALL AND DIVERSE BUSINESSES

12,370 TOTAL 2016 ASSOCIATE VOLUNTEER HOURS

Governance

GOVERNANCE QUALITY SCORE OF “2”**

OVER 30% FEMALE BOARD MEMBERS

PART OF GLOBAL WOMEN'S INDEX FUND

*** ISS QualityScore based on four “pillars” - Board Structure, Shareholder Rights, Compensation and Audit. In aggregate, over 100 variables drive the composite score. Peer set is S&P 500 firms as of 8/1/17.*

2017 Range of Estimates

Revised July 26th, 2017

(dollars in millions except per share amounts)

Metrics	2016 Actual	2017 YTD	Range of Estimates Pessimistic	Range of Estimates Optimistic	Key Assumptions
Net Income per Share Attributable to Common Shareholders - Diluted	$0.88	$3.57	**$4.40**	**$4.66**	**- Previous guidance of $4.19 to $4.70** - Significant gains on property sales.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$1.21	$0.69	**$1.20**	**$1.33**	**- Previous guidance of $1.07 to $1.21.** - Includes net gains on land sales, debt extinguishment costs and promote income.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.20	$0.64	**$1.20**	**$1.26**	**- Previous guidance of $1.16 to $1.24.** - Accretive development projects placed in service. - Relatively flat occupancy with strong rent growth. - Overall strong property results offset decline in service operations. - Includes lease buyout income, net of tax, of $0.02 per share.
Growth in AFFO - Share Adjusted	5.0%	15.0%	**0.9%**	**4.7%**	**- Previous guidance of 0.0% to 5.7%** - Driven by same factors impacting Core FFO.
Average Percentage Leased (in service, for bulk distribution and medical office properties only)	96.5%	96.9%	**96.4%**	**97.0%**	**- Previous guidance of 96.0% to 97.0%** - Strong leasing economics. - Leased significant speculative development. - Near peak occupancy and limited up-side on operating portfolio.
Same Property NOI Growth (for bulk distribution only)	6.0%	4.6%	**3.0%**	**3.8%**	**- Previous guidance of 2.5% to 4.3%** - Continued solid rent growth expected, embedded lease escalators.
Building Acquisitions (Duke share)	$170	$240	**$700**	**$1,100**	**- Previous guidance of $150 to $900** - Focused on Tier 1 markets.
Building Dispositions (Duke share)	$686	$2,547	$3,000	$3,200	- Dispose of medical office portfolio. - Dispose of residual office and prune industrial.
Land Sale Proceeds	$70	$29	**$40**	**$60**	**- Previous guidance of $30 to $60** - Non-strategic inventory is shrinking.
Development Starts (JVs at 100%)	$697	$431	**$700**	**$900**	**- Previous guidance of $500 to $700** - Strong start and good pipeline of BTS prospects. - Speculative industrial starts in targeted growth markets.
Service Operations Income	$11	$3	$2	$4	- Focus on development over third party work. - Lower fees from joint ventures.
General & Administrative Expense	$55	$31	$56	$52	- Stable overhead levels.
Effective Leverage (Gross Book Basis)	36%	27%	31%	27%	- Reflects short-term impact of medical office properties disposition.
Fixed Charge Coverage (proforma TTM) (1)	3.6X	4.4	4.4X	4.8X	- Strong operational performance. - Full year impact of 2016 refinancing savings.
Net Debt to Core EBITDA (proforma TTM) (2)	5.1X	4.5	**5.0X**	**4.5X**	**- Previous guidance of 4.9 to 4.1 times** - Reflects short-term impact of medical office properties disposition. - Increase to fund development and acquisitions. - Maintain Baa1/BBB+ ratings.
Special Dividend per Share	$—	$—	**$0.70**	**$1.15**	**- Previous guidance of $0.70 to $2.00** - Impacted by development and acquisition opportunities

CoStar Disclaimer

THESE COSTAR PORTFOLIO STRATEGY MATERIALS CONTAIN FINANCIAL AND OTHER INFORMATION FROM A VARIETY OF PUBLIC AND PROPRIETARY SOURCES. COSTAR GROUP, INC. AND ITS AFFILIATES (COLLECTIVELY, "COSTAR") HAVE ASSUMED AND RELIED UPON, WITHOUT INDEPENDENT VERIFICATION, THE ACCURACY AND COMPLETENESS OF SUCH THIRD PARTY INFORMATION IN PREPARING THESE MATERIALS.

THE MODELING, CALCULATIONS, FORECASTS, PROJECTIONS, EVALUATIONS, ANALYSES, SIMULATIONS, OR OTHER FORWARD-LOOKING INFORMATION PREPARED BY COSTAR AND PRESENTED HEREIN (THE "MATERIALS") ARE BASED ON VARIOUS ASSUMPTIONS CONCERNING FUTURE EVENTS AND CIRCUMSTANCES, WHICH ARE SPECULATIVE, UNCERTAIN AND SUBJECT TO CHANGE WITHOUT NOTICE. YOU SHOULD NOT RELY UPON THE MATERIALS AS PREDICTIONS OF FUTURE RESULTS OR EVENTS, AS ACTUAL RESULTS AND EVENTS MAY DIFFER MATERIALLY. ALL MATERIALS SPEAK ONLY AS OF THE DATE REFERENCED WITH RESPECT TO SUCH DATA AND MAY HAVE MATERIALLY CHANGED SINCE SUCH DATE. COSTAR HAS NO OBLIGATION TO UPDATE ANY OF THE MATERIALS INCLUDED IN THIS DOCUMENT. YOU SHOULD NOT CONSTRUE ANY OF THE DATA PROVIDED HEREIN AS INVESTMENT, TAX, ACCOUNTING OR LEGAL ADVICE.

COSTAR DOES NOT REPRESENT, WARRANT OR GUARANTY THE ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED HEREIN AND SHALL NOT BE HELD RESPONSIBLE FOR ANY ERRORS IN SUCH INFORMATION. ANY USER OF THE INFORMATION PROVIDED HEREIN ACCEPTS THE INFORMATION "AS IS" WITHOUT ANY WARRANTIES WHATSOEVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COSTAR DISCLAIMS ANY AND ALL LIABILITY IN THE EVENT ANY INFORMATION PROVIDED HEREIN PROVES TO BE INACCURATE, INCOMPLETE OR UNRELIABLE.

Definitions

Supplemental Performance Measures

Funds from Operations ("FFO"): FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property and impairment charges related to depreciable real estate assets; plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. We believe FFO to be most directly comparable to net income as defined by generally accepted accounting principles ("GAAP"). We believe that FFO should be examined in conjunction with net income (as defined by GAAP) as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations ("Core FFO"): Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains (losses) on debt transactions, gains (losses) on and related costs of acquisitions, gains on the sale of merchant buildings, promote income and charges related to major overhead restructuring activities, including severance. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Adjusted Funds from Operations ("AFFO"): AFFO is a supplemental performance measure defined by the company as Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

Core EBITDA: Core EBITDA is earnings, including share of joint ventures, before interest, taxes, depreciation and amortization adjusted to exclude gains or losses on land or other property sales, gains or losses pertaining to acquisitions, impairment charges, capital transactions, promote income and severance charges related to major overhead restructuring activities.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the amortization of above and below market rents, amortization of lease concessions, lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. We view same property net operating income as a useful supplemental performance measure because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio. We define our same property portfolio as those industrial and medical office properties that have been owned and in operation throughout the twenty-four months preceding the most recent reporting period. In addition to excluding properties that have not been owned and in operation for the most recent twenty-four months, we also exclude properties from our same property portfolio where revenues from individual lease buyouts in excess of $250,000 have been recognized.

FFO, Core FFO and AFFO

(in thousands)

	2017 Guidance	2016 Actual	2015 Actual	2014 Actual	2013 Actual	2012 Actual
Net income attributable to common shareholders	$ 1,614,178	$ 312,143	$ 615,310	$ 204,893	$ 153,044	$ (126,145)
Add back:						
Noncontrolling interest in earnings of unitholders	16,137	3,089	6,404	2,627	2,094	—
Net Income Attributable to Common Shareholders-Diluted	**$ 1,630,315**	**$ 315,232**	**$ 621,714**	**$ 207,520**	**$ 155,138**	**$ (126,145)**
Reconciliation to Funds From Operations ("FFO")						
Net Income Attributable to Common Shareholders	$ 1,614,178	$ 312,143	$ 615,310	$ 204,893	$ 153,044	$ (126,145)
Adjustments:						
Depreciation and amortization	289,883	317,818	320,846	384,617	409,050	379,419
Joint Venture share of adjustments	(5,001)	(40,405)	13,336	(56,422)	(19,987)	32,795
Gains on property sales, net of taxes and impairments	(1,467,212)	(159,979)	(651,941)	(167,947)	(192,421)	(13,811)
Noncontrolling interest share of adjustments	11,823	(1,157)	3,265	(2,030)	(2,645)	(7,054)
NAREIT FFO Attributable to Common Shareholders - Basic	443,671	428,420	300,816	363,111	347,041	265,204
Noncontrolling interest in income of unitholders	16,137	3,089	6,404	2,627	2,094	(2,273)
Noncontrolling interest share of adjustments	(11,823)	1,157	(3,265)	2,030	2,645	7,054
Other potentially dilutive securities						
NAREIT FFO Attributable to Common Shareholders - Diluted	**$ 447,985**	**$ 432,666**	**$ 303,955**	**$ 367,768**	**$ 351,780**	**$ 269,985**
Gain on land sales, including share of joint ventures	(6,160)	(13,040)	(35,054)	(10,441)	(9,547)	—
Gain on non-depreciable property sale - joint venture	(119)	(6,156)	—	—	—	—
Loss on debt extinguishment, including share of joint ventures	25,836	35,526	85,713	283	9,433	—
Adjustments for redemption/repurchase of preferred shares	—	—	—	13,752	5,932	5,730
Land impairment charges, including joint ventures	—	14,299	41,637	33,700	3,777	—
Other income tax items	(2,619)	—	—	—	(641)	(103)
Overhead restructuring charges	—	—	7,422	—	—	2,664
Promote income	(20,007)	(26,299)	—	—	—	—
Acquisition-related activity	—	(7,176)	8,499	1,099	3,093	4,192
Core FFO Attributable to Common Shareholders - Diluted	**$ 444,916**	**$ 429,820**	**$ 412,172**	**$ 406,161**	**$ 363,827**	**$ 282,468**
Adjusted FFO						
Core FFO - Diluted	$ 444,916	$ 429,820	$ 412,172	$ 406,161	$ 363,827	$ 282,468
Adjustments:						
Straight-line rental income and expense	(20,039)	(17,107)	(23,232)	(22,170)	(17,552)	(24,759)
Amortization of above/below market rents and concessions	1,558	1,526	3,659	5,348	9,054	8,867
Recurring capital expenditures	(56,256)	(60,894)	(61,693)	(81,447)	(82,799)	(61,240)
Other	24,147	24,749	23,804	22,127	23,917	22,277
Adjusted FFO - Diluted	**$ 394,326**	**$ 378,094**	**$ 354,710**	**$ 330,019**	**$ 296,447**	**$ 227,613**
Dividends Declared (Excluding Special Dividends)	$ 275,185	$ 257,822	$ 241,293	$ 231,178	$ 223,286	$ 185,183
Special Dividends	$ 250,000 - 400,000	$ —	$ 69,055	$ —	$ —	$ —

PNOI and SPNOI

(unaudited and in thousands)

Property Net Operating Income (Industrial Only)	Twelve Months Ended December 31, 2016
Income from continuing operations before income taxes	$ 312,682
Share of property NOI from unconsolidated joint ventures	14,763
Income and expense items not allocated to segments	286,984
Earnings from service operations	(8,343)
Properties not included and other adjustments	(162,084)
Property NOI	**$ 444,002**

	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016
Income from continuing operations before income taxes	$ 193,442	$ 149,475
Share of same property NOI from unconsolidated joint ventures	7,473	8,360
Income and expense items not allocated to segments	64,461	87,955
Earnings from service operations	(2,977)	(6,047)
Properties not included and other adjustments	(46,321)	(33,180)
Same property NOI	**$ 216,078**	**$ 206,563**
Percent Increase	**4.6%**	

	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015
Income from continuing operations before income taxes	$ 312,682	$ 185,277
Share of same property NOI from unconsolidated joint ventures	20,964	20,694
Income and expense items not allocated to segments	286,984	409,505
Earnings from service operations	(8,343)	(14,197)
Properties not included and other adjustments	(207,059)	(221,362)
Same property NOI	**$ 405,228**	**$ 379,917**
Percent Increase	**6.7%**	

	Twelve Months Ended December 31, 2015	Twelve Months Ended December 31, 2014
Income from continuing operations before income taxes	$ 185,277	$ 214,746
Share of same property NOI from unconsolidated joint ventures	21,910	20,667
Income and expense items not allocated to segments	409,505	381,204
Earnings from service operations	(14,197)	(24,469)
Properties not included and other adjustments	(248,121)	(252,504)
Same property NOI	**$ 354,374**	**$ 339,644**
Percent Increase	**4.3%**	

	Twelve Months Ended December 31, 2014	Twelve Months Ended December 31, 2013
Income from continuing operations before income taxes	$ 225,125	$ 56,320
Share of same property NOI from unconsolidated joint ventures	19,546	18,319
Income and expense items not allocated to segments	442,768	562,315
Earnings from service operations	(24,469)	(22,763)
Properties not included and other adjustments	(338,972)	(303,517)
Same property NOI	**$ 323,998**	**$ 310,674**
Percent Increase	**4.3%**	

	Twelve Months Ended December 31, 2013	Twelve Months Ended December 31, 2012
Income (Loss) from continuing operations before income taxes	$ 54,422	$ (80,538)
Share of same property NOI from unconsolidated joint ventures	17,347	15,922
Income and expense items not allocated to segments	562,315	628,503
Earnings from service operations	(22,763)	(20,201)
Properties not included and other adjustments	(310,799)	(252,807)
Same property NOI	**$ 300,522**	**$ 290,879**
Percent Increase	**3.3%**	